UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 20, 2011 (May 17, 2011)
Monarch Community Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Maryland State or other jurisdiction of Incorporation	000-49814 (Commission File Number)	04-3627031 (IRS Employer Identification No.)
375 North Willowbrook Road, Coldwater, MI 49036
(Address of principal executive offices) (Zip Code)
(517) 278-4566
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
     On May 17, 2011, Monarch Community Bancorp, Inc. held its annual meeting of stockholders. The results of the vote at the meeting were as follows:
1.	To elect three directors, each to serve a three-year term:

	For	Withheld	Broker Non-Vote
Harold A. Adamson	708,015	153,708	784,355
James W. Gordon	752,124	109,599	784,355
Karl F. Loomis, MD	752,124	109,599	784,355
2.	To approve the Company’s executive compensation:

For	Against	Abstain	Broker Non-Vote

711,010	103,900	46,813	784,355
3.	To ratify the selection of Plante & Moran, PLLC as independent auditors for 2011:

For	Against	Abstain	Broker Non-Vote

1,601,173	41,767	3,138	0
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONARCH COMMUNITY BANCORP, INC.
Dated: May 20, 2011	/s/Richard J. DeVries
Richard J. DeVries
President and Chief Executive Officer